FIRST AMENDMENT TO TRANSACTION AGREEMENT
AND ASSIGNMENT OF RIGHTS

THIS FIRST AMENDMENT TO TRANSACTION AGREEMENT AND ASSIGNMENT OF RIGHTS (“Amendment”) is made effective as of the        day of November, 2012, by and among I-DRIVE LIVE, LLC a Florida limited liability company f/k/a THE SQUARE, LLC, a Florida limited liability company (“Square”), ORLANDO HOTEL INTERNATIONAL SPE, LLC, a Florida limited liability company (“OHI”), ORLANDO HOTEL INTERNATIONAL SPE HOLDINGS, LLC, a Florida limited liability company (“OHI Parent”), CIRCLE ENTERTAINMENT PROPERTY-ORLANDO, LLC, a Florida limited liability company (“Property Circle Sub”), CIRCLE ENTERTAINMENT SV ORLANDO-I, LLC, a Florida limited liability company (“Wheel Circle Sub”, which together with the Property Circle Sub are hereinafter referred to collectively as “Circle”), CHARLES WHITTALL, as an individual (“Whittall”), I-DRIVE LIVE PARENT LLC, a Delaware limited liability company (“IDL Parent”), IDL MASTER TENANT, LLC, a Delaware limited liability company (“Master Tenant”) and IDL WHEEL TENANT, LLC, a Delaware limited liability company (“Wheel Tenant”).

W H E R E A S:

A. Square, OHI, OHI Parent, Property Circle Sub and Whittall are parties to that certain Transaction Agreement dated as of February 28, 2011 (the “Transaction Agreement”);

B. The Transaction Agreement describes the terms and conditions upon which the parties agreed to enter into and to consummate: (i) the joint venture between the Property Circle Sub (or its affiliate) and Square for the joint redevelopment of the real property owned by Square in Orlando, Florida (the “Square Property”) as such real property is more particularly described in the Transaction Agreement (the “Square Transaction”), (ii) a 99 year ground lease between Square and the Wheel Circle Sub for the construction and operation of a ferris wheel on the Square Property (the “Wheel Transaction”), and (iii) the joint venture between Property Circle Sub (or its affiliate) and OHI Parent for the joint improvement and leasing up of the real property owned by OHI (a wholly owned subsidiary of OHI Parent) in Orlando Florida as such real property is more particularly described in the Transaction Agreement (the “OHI Transaction”);

C. Circle, Square and Whittall have agreed to relinquish all of their respective rights under the Transaction Agreement related to the Square Transaction and the Wheel Transaction subject to the following conditions: (i) Square shall sell the Square Property to ID CENTER (FL) LLC, a Delaware limited liability company (the “Landlord”) and simultaneously therewith, the Landlord shall enter into two leases with Master Tenant and Wheel Tenant, each such lease with a term of up to 99 years and which leases in the aggregate entitle Master Tenant and Wheel Tenant to possession of the entire Square Property, (ii) the parties shall execute and deliver the Limited Liability Company Agreement of IDL Parent (which is sole member of both Master Tenant and Wheel Tenant) (“IDL Parent LLC Agreement”), and (iii) Circle shall assign all of its rights related to the Square Transaction and/or the Wheel Transaction to IDL Parent, Master Tenant and Wheel Tenant (collectively, the “New IDL Entities”), and in consideration thereof, the New IDL Entities shall make payments to Circle and Whittall in accordance with that certain Funding Agreement dated of even date herewith (the above described transaction is hereinafter referred to as the “Reconstituted Square Transaction”).

D. The parties have agreed to reinstate the terms and conditions of the OHI Transaction as described in the Transaction Agreement to extend the closing of the OHI Transaction as provided herein; and

E. In connection with the foregoing, the parties desire to amend the Transaction Agreement in certain respects as more particularly set forth below.

NOW, THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby further agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein in their entirety.

2. This Amendment shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Transaction Agreement. All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Transaction Agreement unless otherwise provided herein.

3. Cirlce, Square and Whittall hereby relinquish all of their rights to consummate the Square Transaction and the Wheel Transaction as described in the Transaction Agreement and agree to enter into the Reconstituted Square Transaction in the manner as described in the IDL Parent LLC Agreement, the Funding Agreement or any other document, agreement or instrument related to the Reconstituted Square Transaction (collectively, the “Reconstituted Square Transaction Documents”). In connection therewith, Circle hereby assigns all of its rights, title and interest in the Transaction Agreement related to the Square Transaction and/or the Wheel Transaction and all of its rights, title and interest to all of the development plans, specifications, architect’s agreements, licenses, permits, approvals, agreements, intellectual property rights and all other property and assets of Circle related to the Square Transaction and/or the Wheel Transaction to the New IDL Entities and such New IDL Entities hereby assume all of Circle’s obligations in the Transaction Agreement as they relate to the Square Transaction and/or the Wheel Transaction in the manner as described in the Reconstituted Square Transaction Documents. Square, OHI, OHI Parent and Whittall hereby consent to the foregoing assignment from Circle of its rights, title and interest in the Transaction Agreement related to the Square Transaction and the Wheel Transaction to the New IDL Entities. Upon the consummation of the Reconstituted Square Transaction in accordance with the Reconstituted Square Transaction Documents all provisions in the Transaction Agreement governing the Square Transaction and the Wheel Transaction shall have no further force and effect, except and only as otherwise expressly provided in the Reconstituted Square Transaction Documents.

4. Notwithstanding the parties relinquishment of the agreement to consummate the Square Transaction and the Wheel Transaction on terms and conditions set forth in the Transaction Agreement and the consummation of the Reconstituted Square Transaction in its stead, the parties acknowledge and agree that the remainder of the Transaction Agreement as it relates to the OHI Transaction shall be hereby confirmed, reinstated, in full force and effect and shall be binding on OHI, OHI Parent, Whittall and Circle to the fullest extent as provided in the Transaction Agreement, except that the Outside Closing Date for the OHI Transaction shall be extended until June 30, 2013.

5. Except as specifically modified hereby, all of the provisions of the Transaction Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

6. This Amendment may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

I-DRIVE LIVE PARENT LLC, a Delaware limited liability company

By:
Name:
Title:

IDL MASTER TENANT, LLC, a Delaware limited liability company

By:
Name:
Title:

IDL WHEEL TENANT, LLC, a Delaware limited liability company

By:
Name:
Title:

CIRCLE ENTERTAINMENT PROPERTY-ORLANDO, LLC, a Florida limited liability company

By:
Name:
Title:

CIRCLE ENTERTAINMENT SV ORLANDO-I, LLC, a Florida limited
liability company

By:
Name:
Title:

ORLANDO HOTEL INTERNATIONAL SPE, LLC, a Florida limited

liability company

By:
Name:
Title:

ORLANDO HOTEL INTERNATIONAL SPE HOLDINGS, LLC a Florida

limited liability company

By:
Name:
Title:

I-DRIVE LIVE, LLC F/K/A THE SQUARE, LLC, a Florida limited
liability company

By: I-Drive Live, Inc., f/k/a The Square, Inc., its sole

managing member

By:
Charles Whittall, its President

ACKNOWLEDGED AND CONSENTED TO BY:

CHARLES WHITTALL

Charles Whittall, an individual